UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2024

UMB FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number: 001-38481

Missouri	43-0903811
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1010 Grand Blvd., Kansas City, MO 64106
(Address of principal executive offices, including zip code)

(816) 860-7000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 Par Value	UMBF	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On August 6, 2024, UMB Financial Corporation (a Missouri corporation) (“UMB”) held a special meeting of shareholders (the “special meeting”) to consider certain proposals related to the previously announced business combination transaction (the “Transaction”) between UMB and Heartland Financial USA, Inc. (a Delaware corporation) (“HTLF”), pursuant to the Agreement and Plan of Merger, dated as of April 28, 2024, by and between UMB, HTLF and Blue Sky Merger Sub Inc, a Delaware corporation and a wholly-owned subsidiary of UMB (the “merger agreement”).

As of July 1, 2024, the record date for the special meeting, there were 48,744,131 shares of common stock of UMB, par value $1.00 per share (“UMB common stock”) outstanding, each of which was entitled to one vote for each proposal at the special meeting. At the special meeting, a total of 44,804,036 shares of UMB common stock, collectively representing approximately 91.92% of the voting power of the issued and outstanding shares of UMB common stock, were present virtually or by proxy, constituting a quorum to conduct business.

At the special meeting, the following proposals were considered:

1.

a proposal to approve an amendment to UMB’s articles of incorporation to increase the number of authorized shares of UMB common stock from eighty million (80,000,000) shares to one hundred sixty million (160,000,000) shares (the “UMB articles amendment proposal”);

2.	a proposal to approve the issuance of UMB common stock to holders of HTLF common stock pursuant to the merger agreement (the “UMB share issuance proposal”); and

3.

a proposal to adjourn or postpone the special meeting, if necessary or appropriate, to solicit additional proxies if, immediately prior to such adjournment or postponement, there are not sufficient votes to approve the UMB articles amendment proposal or the UMB share issuance proposal or to ensure that any supplement or amendment to the joint proxy statement/prospectus is timely provided to holders of UMB common stock (the “UMB adjournment proposal”).

Each of the proposals considered and voted upon was approved by the requisite vote of UMB’s shareholders. The final voting results for each such proposal are described below. For more information on each of these proposals, see the definitive joint proxy statement/prospectus filed by UMB with the United States Securities and Exchange Commission (the “SEC”) on July 5, 2024.

1.	UMB articles amendment proposal:

For	Against	Abstain	Broker Non-Votes
44,385,266	303,577	115,192	0

2.	UMB share issuance proposal:

For	Against	Abstain	Broker Non-Votes
41,965,320	145,980	110,695	0

Because a quorum was present at the special meeting for the vote on the UMB articles amendment proposal and the UMB share issuance proposal, and the UMB articles amendment proposal and the UMB share issuance proposal received the requisite votes needed for approval, a vote on the UMB adjournment proposal was not called.

Completion of the Transaction is subject to customary closing conditions. Assuming such conditions are satisfied, the Transaction is expected to close on or around the first quarter of 2025.

Item 9.01	Financial Statements and Exhibits

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, which statements involve inherent risks and uncertainties. Any statements about UMB’s, HTLF’s or the combined company’s plans, objectives, expectations, strategies, beliefs, or future performance or events constitute forward-looking statements. Such statements are generally identified as those that include words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “trend,” “objective,” “continue,” or similar expressions or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “may,” or similar expressions. Forward-looking statements involve known and unknown risks, uncertainties, assumptions, estimates, and other important factors that change over time and could cause actual results to differ materially from any results, performance, or events expressed or implied by such forward-looking statements. Such forward-looking statements include but are not limited to statements about the benefits of the Transaction, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts.

These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those projected. In addition to factors previously disclosed in UMB’s and HTLF’s reports filed with the SEC, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: the occurrence of any event, change, or other circumstance that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between UMB and HTLF; the outcome of any legal proceedings that may be instituted against UMB or HTLF; the possibility that the Transaction does not close when expected or at all because required regulatory, shareholder or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the Transaction); the risk that the benefits from the Transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in, or problems arising from, general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which UMB and HTLF operate; the ability to promptly and effectively integrate the businesses of UMB and HTLF; the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; reputational risk and potential adverse reactions of UMB’s or HTLF’s customers, employees or other business partners, including those resulting from the announcement or completion of the Transaction; the dilution caused by UMB’s issuance of additional shares of its capital stock in connection with the Transaction; and the diversion of management’s attention and time from ongoing business operations and opportunities on merger-related matters.

These factors are not necessarily all of the factors that could cause UMB’s, HTLF’s or the combined company’s actual results, performance, or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other factors, including unknown or unpredictable factors, also could harm UMB’s, HTLF’s or the combined company’s results.

All forward-looking statements attributable to UMB, HTLF, or the combined company, or persons acting on UMB’s or HTLF’s behalf, are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made and UMB and HTLF do not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions, or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If UMB or HTLF update one or more forward-looking statements, no inference should be drawn that UMB or HTLF will make additional updates with respect to those or other forward-looking statements. Further information regarding UMB, HTLF and factors which could affect the forward-looking statements contained herein can be found in UMB’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000101382/000095017024018456/umbf-20231231.htm) and its subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and its other filings with the SEC, in HTLF’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (and which is available at

https://www.sec.gov/ix?doc=/Archives/edgar/data/920112/000092011224000026/htlf-20231231.htm), and its subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and its other filings with the SEC, and the risks described in UMB’s definitive joint proxy statement/prospectus related to the Transaction, which was filed with the SEC on July 5, 2024 (and which is available at https://www.sec.gov/Archives/edgar/data/101382/000119312524175612/d771152d424b3.htm).

Additional Information about the Transaction and Where to Find It

This Current Report on Form 8-K does not constitute an offer to buy or sell, or the solicitation of an offer to buy or sell, any securities or a solicitation of any vote or approval. In connection with the Transaction, UMB filed with the SEC a registration statement on Form S-4 on June 13, 2024, as amended on July 2, 2024 (and which is available at http://www.sec.gov/Archives/edgar/data/d771152ds4a.htm/000119312524174327/0001193125-24-174327-index.html) to register the shares of UMB capital stock to be issued in connection with the Transaction. The registration statement includes a joint proxy statement of UMB and HTLF and also includes a prospectus of UMB. The registration statement was declared effective by the SEC on July 5, 2024. UMB filed a definitive joint proxy statement/prospectus on July 5, 2024 (and which is available at https://www.sec.gov/Archives/edgar/data/101382/000119312524175612/d771152d424b3.htm), and it was first mailed to UMB shareholders on July 5, 2024.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4, AS AMENDED, AND THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS, WHICH IS AVAILABLE AT HTTPS://WWW.SEC.GOV/ARCHIVES/EDGAR/DATA/101382/000119312524175612/d771152d424b3.HTM, AS WELL AS ANY OTHER RELEVANT AMENDMENTS THERETO, DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE JOINT PROXY STATEMENT/PROSPECTUS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING UMB, HTLF, THE TRANSACTION AND RELATED MATTERS.

Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by UMB or HTLF through the website maintained by the SEC at http://www.sec.gov or from UMB at its website, www.UMB.com, or from HTLF at its website, www.htlf.com. Documents filed with the SEC by UMB will be available free of charge by accessing the “Investor Relations” page of UMB’s website at www.https://investorrelations.umb.com/overview/default.aspx, or alternatively by directing a request by mail to UMB, Attention: Corporate Secretary, 1010 Grand Boulevard, Kansas City, Missouri 64106, and documents filed with the SEC by HTLF will be available free of charge by accessing HTLF’s website at www.htlf.com under the “Investor Relations” tab or, alternatively, by directing a request by mail to HTLF’s Corporate Secretary, 1800 Larimer Street, Suite 1800, Denver, Colorado 80202.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UMB FINANCIAL CORPORATION

By:	/s/ Ram Shankar
Name:	Ram Shankar
Title:	Chief Financial Officer

Date: August 6, 2024